UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2012

NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 West Millbrook Road, Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

3044 Bloor Street W, Suite 1440, Toronto, Ontario M8X 2Y8

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06 Change in Shell Company Status

On January 3, 2012, the Registrant incorporated a wholly owned subsidiary, Novagen Pty Ltd., under the laws of Australia (the “Subsidiary”). The Subsidiary employs seven full-time employees and has commenced operations as a developer of environmentally sustainable solutions through innovative and eco-friendly products and technologies.

The Registrant’s management has determined that, as of the formation of the Subsidiary on January 3, 2012, the Registrant has ceased to be a “shell company” as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN SOLAR INC.

/s/ Micheal P. Nugent
Micheal P. Nugent
President & CEO
Date: January 6, 2012